Equipos de Control Electrico, S.A.
Audit report and annual accounts
as at 31 December 1998 and Directors' Report for the period ended 31 December 1998

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EQUIPOS DE CONTROL ELECTRICO, S.A.

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                               AUDIT REPORT OF THE
                                 ANNUAL ACCOUNTS

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                                 ANNUAL ACCOUNTS
                               AT 31 DECEMBER 1998

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